                                  Exhibit 23.2
                          Consent of Deloitte & Touche


                  We consent to the incorporation by reference in this reference in this Registration Statement of The Harvey Entertainment Company on Form S-8 of our report dated February 14, 1997, appearing in the Annual Report on Form 10-KSB of The Harvey Entertainment Company for the year ended December 31, 1996.


                                        /s/ DELOITTE & TOUCHE LLP
                                        Los Angeles, California
                                        June 30, 1997